VANGUARD INDEX TRUST
                 VANGUARD INTERNATIONAL EQUITY INDEX FUND, INC.
                               VANGUARD STAR FUND
                              PROSPECTUS SUPPLEMENT

                               SEPTEMBER 18, 1997

Effective November 3, 1997, the transaction fees for several Vanguard portfolios will be reduced:

      o The 0.5% transaction fee deducted from purchases of shares of Vanguard Index Trust-Extended Market Portfolio will be reduced to 0.25%.
      o The 1% transaction fee deducted from purchases of shares of Vanguard International Equity Index Fund-European Portfolio will be reduced to 0.5%.
      o The 1.5% transaction fee deducted from purchases of shares of Vanguard International Equity Index Fund-Emerging Markets Portfolio will be reduced to 1%.
      o The 0.75% transaction fee deducted from purchases of shares of Vanguard STAR Fund-Total International Portfolio will be reduced to 0.5%.

      The transaction fee is paid directly to the portfolio, not to Vanguard, to offset the costs of purchasing certain securities; it is not a sales charge.